Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Trendwise Bitcoin and Treasuries Rotation Strategy ETF

(the “Fund”)

July 1, 2026

Supplement to each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
dated April 30, 2026

Effective following the close of business on July 31, 2026, Vident Advisory, LLC (“Vident”) will no longer serve as investment sub-adviser to the Fund. Bitwise Investment Manager, LLC (“Bitwise”), the Fund’s investment adviser, will assume Vident’s role in the day-to-day management of the Fund. Additionally, Austin Wen and Rafael Zayas will no longer serve as portfolio managers to the Fund. Jennifer Thornton and Daniela Padilla will continue to serve as portfolio managers to the Fund.

Accordingly, effective August 3, 2026, all references to Vident, Austin Wen and Rafael Zayas in the Fund’s summary prospectus, prospectus and statement of additional information are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE